UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 2004

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                             SMALL WORLD KIDS, INC.
                 (Exact Name Of Registrant Specified In Charter)

         NEVADA                       333-68532                   95-388130
(State Of Incorporation)      (COMMISSION FILE NUMBER)          (IRS Employer
                                                             Identification No.)

                 5711 Buckingham Parkway, Culver City, CA 90230
               (Address Of Principal Executive Offices) (Zip Code)

                                 (310) 645-9680
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, is Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Agreement

      On September 15, 2004, we entered into a Note Purchase Agreement with St. Cloud Capital Partners L.P. ("St. Cloud"), pursuant to which we issued to St. Cloud a 10% Promissory Note in the aggregate amount of $2,000,000, due September 15, 2005. In connection with the issuance of the Note we issued St. Cloud 650,000 shares of common stock and warrants to purchase an additional 350,000 shares of common stock. The Promissory Note, shares and warrants were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act, 1933, as amended.

      On September 16, 2004, we entered into a Note Purchase Agreement with Strome Hedgecap Ltd. ("Storme"), pursuant to which we issued to Strome a 10%
Note in the aggregate amount of $1,200,000, due September 16, 2005. In connection with the issuance of the Note we issued Strome warrants to purchase an additional 1,344,000 shares of common stock. The Promissory Note and the warrants were issued pursuant to an exemption from registration provided by
Section 4(2) of the Securities Act, 1933, as amended.

Item 8.01.        Other Events

      We filed a press release on September 23, 2004 related to the acquisition of certain assets from Neurosmith, LLC. The press release is attached hereto as
Exhibit 99.1

Item  9.01.      Financial Statements and Exhibits.

Exhibits
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   4.1        Note Purchase Agreement, dated September 15, 2004
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   4.2        Note Purchase Agreement, dated September 16, 2004
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   4.3        Asset Purchase Agreement, dated September 17, 2004
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   991.       Press Release
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SMALL WORLD KIDS, INC.

Date: September 24, 2004                      By: /s/ Debra Fine
                                                 -------------------------------
                                                 Name: Debra Fine
                                                 Title: Chief Executive Officer